UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	November 17, 2004

FIRST LITCHFIELD FINANCIAL CORPORATION (Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-28815 (Commission file number)	06-124132 (IRS employer identification no.)

13 North Street, Litchfield, Commecticut (Address of principal executive offices)	06759 (Zip code)

Registrant's telephone number, including area code:	(860) 567-8752

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8. Other Events.

Item 8.01. Other Events.

A. Cash Dividend.

                The Board of Directors of First Litchfield Financial Corporation (the “Company”) declared a $0.14 per share quarterly cash dividend at their November 17, 2004 Board Meeting. The quarterly cash dividend will be paid on January 25, 2005 to stockholders of record as of January 7, 2005.

B. Stock Dividend.

                The Board of Directors of the Company declared a 5% stock dividend at their November 17, 2004 Board Meeting. The stock dividend will be paid on December 31, 2004 to stockholders of record as of December 15, 2004.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1 Press Release, dated November 17, 2004

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: November 17, 2004	FIRST LITCHFIELD FINANCIAL CORPORATION By /s/ Carroll A. Pereira Carroll A. Pereira Treasurer

Exhibit No. 99.1	Description Press Release, dated November 17, 2004.